Accounts Receivable, Net (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Accounts, Notes, Loans and Financing Receivable [Line Items]
Accounts receivable	$ 236,188	$ 203,907
Less: allowance for doubtful debts	(14,571)	(16,034)	(7,787)	(7,821)
Total accounts receivable, net	221,617	187,873
Less: non-current portion	(1,389)	(2,172)
Current portion	$ 220,228	$ 185,701